UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2024

Charles & Colvard, Ltd.

(Exact name of registrant as specified in its charter)

North Carolina	000-23329	56-1928817
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

170 Southport Drive
Morrisville, North Carolina	27560
(Address of principal executive offices)	(Zip Code)

(919) 468-0399

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	CTHR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b - 2 of the Securities Exchange Act of 1934 (17 CFR 240.12b - 2).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Charles & Colvard, Ltd. (the “Company”) held a Special Meeting of Shareholders on May 7, 2024 (the “Special Meeting”). Two proposals were submitted by the Company’s Board of Directors (the “Board”) to a vote of Company shareholders, and the final results of the voting on each proposal are noted below.

The Company’s shareholders approved an amendment to the Company’s Restated Articles of Incorporation to effect a reverse stock split of the issued shares of common stock at a ratio within a range from any whole number between one-for-ten to one-for-fifteen, as determined by the Board in its sole discretion (the “Reverse Stock Split Proposal”); and approved one or more adjournments of the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes in favor of the Reverse Stock Split Proposal or to constitute a quorum, as described in the definitive proxy statement filed with the Securities and Exchange Commission on April 8, 2024 (the “Proxy Statement’).

Proposal 1: Proposal to approve an amendment to the Restated Articles of Incorporation of Charles & Colvard, Ltd. to effect a reverse stock split of the issued shares of common stock at a ratio within a range from any whole number between one-for-ten to one-for-fifteen, as determined by the Board of Directors in its sole discretion (the “Reverse Stock Split Proposal”). The votes were cast as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
19,103,217	1,509,897	131,932	0

Proposal 2: Proposal to approve one or more adjournments of the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes in favor of the Reverse Stock Split Proposal or to constitute a quorum, as described in the Proxy Statement. The votes were cast as follows.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
18,998,705	1,611,293	135,047	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Charles & Colvard, Ltd.

May 8, 2024	By:	/s/ Clint J. Pete
Clint J. Pete
Chief Financial Officer

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